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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        December 20, 2001 (December 17, 2001)

                               SVI SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23049                    33-0896617
(State or other jurisdiction of   (Commission          (I.R.S. Empl. Ident. No.)
incorporation or organization)    File Number)

         5607 PALMER WAY, CARLSBAD, CALIFORNIA                     92008
         ----------------------------------------------         ----------
         (Address of principal executive offices)               (Zip Code)

                                 (877) 784-7978
                                 --------------
              (Registrant's telephone number, including area code)

 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.    CHANGE IN FISCAL YEAR
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Effective December 17, 2001, SVI Solutions, Inc. (the "Company") determined to change its fiscal year end. The Company's previous fiscal year end was March 31. The Company's new fiscal year end is December 31. The transition period report for the period ended December 31, 2001 will be filed on Form 10- K. As a result of the change in fiscal year, the Company will not file a quarterly report on Form 10-Q for the period ended December 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SVI SOLUTIONS, INC.

Date: December 20, 2001                       By: /s/ BARRY M. SCHECHTER
                                                 ------------------------
                                                 Chief Executive Officer